EXHIBIT 10.38

                          LIMITED WAIVER AND AMENDMENT

         LIMITED  WAIVER  AND  AMENDMENT,  dated as of  October  26,  2005 (this
"Waiver and Amendment"), to that certain Note and Warrant Purchase Agreement, dated as of March 31, 2004 (the "Original Purchase Agreement"), as amended by the amendments and waivers hereinafter referred to, by and among Advanced Aesthetics, Inc., a Delaware corporation (the "Parent") and each of Anushka PBG Acquisition Sub, LLC, a Delaware limited liability company ("Anushka PBG"), Anushka Boca Acquisition Sub, LLC, a Delaware limited liability company ("Anushka Boca"), Wild Hare Acquisition Sub, LLC, A Delaware limited liability company, DiSchino Corporation, a Florida corporation ("DiSchino"), and Advanced K, LLC, a Delaware limited liability company ("Advanced K. LLC"); each of Advanced K, LLC, Anushka PBG, Anushka Boca, Wild Hare Acquisition and DiSchino being herein called a "Co-Borrower"; the co-Borrowers and the Parent being herein collectively called the "Obligors"), Technology Investment Capital Corp., a Maryland Corporation, as collateral Agent and Purchaser (for the purposes of this Waiver and Amendment, the "Purchaser").

                                    RECITALS

         A. Pursuant to the Original Purchase Agreement, the Purchase agreed to purchase, subject to the satisfaction of certain conditions, senior secured promissory notes due 2009 of the Co-Borrowers (the "Note") in a maximum aggregate principal amount of $10,000,000.

         B. Pursuant to amendments dated May 30, 2004, June 29, 2004, September 30, 2004, March 15, 2005 and July 11, 2005, a Limited Waiver and Amendment dated February 23, 2005 and a Waiver and Amendment dated as of August 30, 2005 (collectively, the "Amendments"), certain amendments were made to the Original Purchase Agreement and certain obligations under the Original Purchase Agreement were waived by the Purchaser. The Original Purchase Agreement as amended by the Amendments is hereinafter referred to as the "Amended Purchase Agreement". Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Amended Purchase Agreement.

         C. The Obligors have requested, and the Purchaser has agreed, to make certain amendments to, and to waive certain obligations under, the Amended Purchase Agreement, subject to payment by the Co-Borrowers to the Purchaser of a restructuring fee in the amount of $50,000.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Waiver of Minimum Unit EBITDAR covenant test. The Purchaser waives compliance by the Co-Borrowers with the requirements of Section 7.4 of the Amended Purchase agreement, for the fiscal quarter ended September 30, 2005. The Purchaser hereby irrevocably waives any Default or Event of Default that may have arisen at any time prior to the date hereof by reason of the failure of the Co-Borrowers to comply with the provisions of Section 7.4 of the amended Purchase Agreement as in effect on or prior to the date hereof.

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         2. Waiver of Minimum Unit Fixed Charge  coverage  Ratio  covenant test.
The Purchaser  waives  compliance by the  Co-Borrowers  with the requirements of
Section 7.5 of the Amended Purchase Agreement for the fiscal quarter ended September 30, 2005. The Purchase hereby irrevocably waives any Default or Event of Default that may have arisen at any time prior to the date hereof by reason of the failure of the Co-Borrowers to comply with the provisions of Section 7.5 of the Amended Purchase Agreement as in effect on or prior to the date hereof.

         3. Increase of Limit on Capital Expenditures. Section 6.3 of the Amended Purchase Agreement is hereby amended by deleting clause (ii) thereof and inserting in lieu thereof the following clause:

         "(ii) $12,000,000 in the aggregate for the fiscal year ended June 30, 2006,"

         4. Extension of time for delivery of Monthly Financials. The Purchaser agrees to extend the due date for delivery by the Parent of the monthly financial statements of the Parent and its Subsidiaries, as required by Section 5.15(b) of The amended Purchase Agreement, for each of the months ended July 31, August 31 and September 30, 2005, respectively, to November 15, 2005. The Purchaser hereby irrevocably waives any Default or Event of Default that may have arisen at any time prior to the date hereof by reason of the failure of the parent to comply with the provisions of Section 5.15(b) of the Amended Purchase Agreement as in effect on or prior to the date hereof.

         5. Extension of time for delivery of Quarterly financials. the Purchaser agrees to extend the due date for delivery by the Parent of the quarterly financial statements as required under Section 5.15(c) of the Amended Purchase Agreement, for the fiscal quarter ended June 30, 2005, to November 15, 2005. The Purchase hereby irrevocably waives any Default or Even of Default that may have arisen at any time prior to the ate hereof by reason of the failure of the Parent to comply with the provisions of Section 5.15(c) of the Amended Purchase Agreement as in effect on or prior to the date hereof.

         6. Amendment to Section 5.7.

         a. The first paragraph of Section 5.7 of the Amended Purchase Agreement is hereby deleted in its entirety and there is hereby inserted in lieu thereof the following new paragraph:

                  "5.7. Compliance Certificates. The co-Borrowers shall deliver to the Purchasers, together with the quarterly financial statements required to be delivered for each quarterly fiscal period of each fiscal year pursuant to Section 5.15(c), an Officers' Certificate as to the signing Officer's knowledge of the Co-Borrowers compliance as of the end of such quarterly fiscal period with all conditions and covenants under this Agreement (without regard to any period of grace or requirement of notice provided hereunder) and in the vent any Default or Event of Default exists, such Officer shall specify the nature of such Default or Event of Default. Such certificate shall provide computations in reasonable detail demonstrating compliance with the financial covenants in Section 7. Each such Officers' Certificate shall also notify the Purchasers of any change in the Co-Borrowers' fiscal year-end."

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

         (b) The definition of the term "Quarterly Perfection Certificate Update" set forth in Section 1 of the Amended Purchase Agreement is hereby deleted in its entirety.

         7. Extension of time for delivery of Annual Financials. the Purchaser agrees to extend the due date for delivery by the Parent of the annual audited financial statements of the Parent and its subsidiaries as required by Section 5.15(d) of the Amended Purchase Agreement, for the fiscal years ended June 30, 2004 and 2005, to November 15, 2005. The Purchaser hereby irrevocably waives any Default or Event of Default that may have arisen at any time prior to the date hereof by reason of the failure of the parent to comply with the provisions of
Section 5.15(d) of the Amended Purchase Agreement as in effect on or prior to the date hereof.

         8. Representations and Warranties of the Obligors. Each of the Obligors represents and warrants to the Purchaser that:

         (a) After giving effect to the transactions contemplated by this Waiver and Amendment, no Default or Event of Default will have occurred and be continuing.

         (b) After giving effect to this Waiver and Amendment, the representations and warranties contained in Section 3 of the Amended Purchase Agreement are true in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true in all material respects as of such earlier date.

         8. Representations and Warranties of the Obligors. Each of the Obligors represents and warrants to the Purchaser that:

         (a) After giving effect to the transactions contemplated by this Waiver and Amendment, no Default or Event of Default will have occurred and be continuing.

         (b) After giving effect to the Waiver and Amendment, the representations and warranties contained in Section 3 of the Amended Purchase Agreement are true in all material respects on and as of the date hereof to the same extent as if made on and as of the date hereof except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true in all material respects as of such earlier date.

         (c) The execution, delivery and performance by each of the Obligors of this Waiver and Amendment are within their respective corporate powers and have been duly authorized by all necessary corporate action on the part of the board of directors and stockholders of each respective Obligor. This Waiver and Amendment has been duly executed and delivered by each of the Obligors and is the legal, valid and binding obligation of each Obligor, enforceable against that Obligor, in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally and by general principles of equity.

         (d) Neither the execution and delivery by each of the Obligors of this Waiver and Amendment, nor the fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation of any Lien on any properties or assets of any Obligor pursuant to, the Organizational Documents of such Obligor or any contract, agreement, mortgage, indenture, lease or instrument to which such Obligor is a party or by which it is bound or to which any of its assets are subject, or any Requirement of Law to which such Obligor or any of its assets are subject.

         (e) No consent, approval or authorization of or declaration, registration or filing with any Governmental Authority or any nongovernmental Person, including, without limitation, any creditor or stockholder of any Obligor, is required in connection with the execution or delivery by such Obligor of this Waiver and Amendment or the performance by such Obligor of its

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

obligations  hereunder,  or  as  a  condition  to  the  legality,   validity  or
enforceability of this Waiver and Amendment or any provision hereof.

         9. Effectiveness of Waiver and Amendment; Payment of Fees and Expenses. On the date hereof, the Obligors shall pay to the Purchaser, by wire transfer or other immediately available funds, a fully earned and non-refundable restructuring fee in the amount of $50,000. This Waiver and Amendment shall become effective as of the date hereof upon the due execution hereof by all parties hereto and receipt by the Purchaser of such restructuring fee. In addition, the Obligors shall pay, or reimburse the Purchaser for, all costs and expenses of the Purchaser incurred in connection with the negotiation, preparation and execution of this Amendment and Waiver, including without limitation the fees and cash disbursements of Purchaser's special counsel, Nixon Peabody LLP.

         10. Effect of Waiver and Amendment. It is hereby agreed that, except as specifically provided herein, this Waiver and Amendment does not in any way affect or impair the terms, conditions and other provisions of the Amended Purchase Agreement or any of the other Transaction Documents, or the obligations of the Obligors thereunder, and all terms, conditions and other provisions of the Amended Purchase Agreement and the Transaction Documents shall remain in full force and effect except to the extent specifically amended, modified or waived pursuant to the provisions of this Waiver and Amendment.

         11. Counterparts. This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Waiver and Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. Delivery of manually executed counterparts of this Waiver and Amendment shall immediately follow delivery by telecopy or other electronic means, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

         12. Governing Law. THIS WAIVER AND AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         13. Headings. Section headings are included herein for convenience of reference only and shall not constitute a part of this Waiver and Amendment for any other purposes.

             [THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]


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

         IN WITNESS WHEREOF, the parties hereto have executed this Waiver and Amendment as of the day and year first written above.

                                      ADVANCED AESTHETICS, INC.

                                      By: /s/ Susan J. Riley
                                         ---------------------------------------
                                         Name: Susan J. Riley
                                         Title: EVP and CEO


                                      ANUSHKA PBG ACQUISITION SUB, LLC

                                      By: /s/ Susan J. Riley
                                         ---------------------------------------
                                         Name: Susan J. Riley
                                         Title: EVP and CEO


                                      ANUSHKA BOCA ACQUISITION SUB, LLC

                                      By: /s/ Susan J. Riley
                                         ---------------------------------------
                                         Name: Susan J. Riley
                                         Title: EVP and CEO


                                      WILD HARE ACQUISITION SUB, LLC

                                      By: /s/ Susan J. Riley
                                         ---------------------------------------
                                         Name: Susan J. Riley
                                         Title: EVP and CEO


                                      DISCHINO CORPORATION

                                      By: /s/ Susan J. Riley
                                         ---------------------------------------
                                         Name: Susan J. Riley
                                         Title: EVP and CEO


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

                                      ADVANCED K, LLC

                                      By: /s/ Susan J. Riley
                                         ---------------------------------------
                                         Name: Susan J. Riley
                                         Title: EVP and CEO


                                      TECHNOLOGY INVESTMENT CAPITAL
                                      CORP., as Collateral Agent and Purchaser

                                      By: /s/ Saul B. Rosenthal

                                         ---------------------------------------
                                         Name:   Saul B. Rosenthal
                                         Title: President

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